Page 18 of 19 Pages


                      JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Homeland Holding Corporation, dated as of August 10, 1999 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  August 10, 1999                 SOROS FUND MANAGEMENT LLC


                                       By:   /S/ SEAN C. WARREN
                                             -----------------------------------
                                             Sean C. Warren
                                             Managing Director


                                       GEORGE SOROS


                                       By:   /S/ SEAN C. WARREN
                                             -----------------------------------
                                             Sean C. Warren
                                             Attorney-in-Fact



                                       STANLEY F. DRUCKENMILLER


                                       By:   /S/ SEAN C. WARREN
                                             -----------------------------------
                                             Sean C. Warren
                                             Attorney-in-Fact


                                       SATELLITE ASSET MANAGEMENT, L.P.

                                       By:   Satellite Fund Management LLC
                                             its General Partner


                                             By:  /S/ LIEF D. ROSENBLATT
                                                  ------------------------------
                                                  Lief D. Rosenblatt
                                                  Managing Member

                                       SATELLITE FUND MANAGEMENT LLC


                                       By:   /S/ LIEF D. ROSENBLATT
                                             -----------------------------------
                                             Lief D. Rosenblatt
                                             Managing Member

                                                             Page 16 of 19 Pages


                                       MARK SONNINO


                                       /S/ MARK SONNINO
                                       -----------------------------------------


                                       LIEF D. ROSENBLATT


                                       /S/ LIEF D. ROSENBLATT
                                       -----------------------------------------



                                       GABRIEL NECHAMKIN


                                       /S/ GABRIEL NECHAMKIN
                                       -----------------------------------------